Exhibit 99.2

SECOND QUARTERLY REPORT

JUNE 2004

[LOGO] The First of Long Island
The First of Long Island Corporation

Dear Stockholder

      I am happy to report that during the first six months of 2004 the Corporation experienced continued growth in the average balances of several key deposit and loan products. When compared to the corresponding period last year, average checking balances were up 14%, or $37.6 million, balances on residential mortgage loans and lines were up 37%, or $48.8 million, and commercial loan balances were up 38%, or $15.5 million. In addition, money-market-type savings balances grew by 6%, or $18.8 million, and attorney escrow balances grew by 56%, or $6.6 million. Growth in these key product categories along with the continued impact of strategy changes made during the latter half of 2003 with respect to the Corporation's securities portfolio were significant items that positively impacted earnings for the first half of 2004 and helped to offset the negative influence of low interest rates.

      Earnings per share for the first six months of 2004 were $1.44, up 10 cents, or 7.5%, from the $1.34 earned for the corresponding period in 2003. Excluding an unusually large commercial mortgage prepayment fee that accounted for 8 cents of first quarter 2003 earnings, earnings per share for the six-month period were up 18 cents, or 14%. Second quarter earnings growth was even stronger than that experienced for the six-month period as earnings per share were up 13 cents, or 22%, from 60 cents in the second quarter of 2003 to 73 cents for the current quarter. Earnings growth, particularly for the second quarter, was helped by the fact that reinvestment rates improved and prepayments on mortgage securities declined.

      Despite the six-month and second quarter earnings increases, the low interest rate environment remains challenging. Net interest margin was 36 basis points (.36%) lower in the first half of 2004 than the corresponding period in 2003. Even though net interest margin stabilized during the first six months of 2004, it could, as cautioned in the past, decline further regardless of whether interest rates continue at their present level, move downward, or increase.

      Our three Manhattan branches celebrated their one-year anniversary on June 2, 2004. The results of our expansion into Manhattan are encouraging as we continue to focus on small businesses, professionals and service conscious consumers. We are presently exploring the opening of additional branches in our various market areas. We strive for excellence in providing personal service to our customers and hope to consistently achieve the highest level of customer satisfaction. This remains the mindset of our corporation. We continue to strive to be a bank "where everyone knows your name." Knowing our customers is what The First National Bank of Long Island is all about.

                                                             Michael N. Vittorio
                                           President and Chief Executive Officer

                      The First of Long Island Corporation

Financial Highlights

                            BALANCE SHEET INFORMATION

                                                     6/30/04         12/31/03
                                                  ------------     ------------
                                                         (in thousands)

Total Assets .................................      $953,262         $914,264

Net Loans ....................................       334,961          319,519

Investment Securities ........................       550,253          519,427

Checking Deposits ............................       308,068          297,454

Savings and Time Deposits ....................       509,595          479,701

Total Stockholders' Equity ...................        89,669           89,291

                          INCOME STATEMENT INFORMATION

                                                            Six Months Ended
                                                          ----------------------
                                                            6/30/04     6/30/03
                                                          ----------  ----------
                                                              (in thousands)

Net Interest Income ..................................     $17,332     $16,173
Provision For Loan Losses ............................         200         150
                                                           -------     -------
  Net Interest Income After Loan Loss Provision ......      17,132      16,023
                                                           -------     -------

Noninterest Income ...................................       3,130       3,002
Noninterest Expense ..................................      12,140      11,557
                                                           -------     -------
  Income Before Income Taxes .........................       8,122       7,468
Income Tax Expense ...................................       2,086       1,865
                                                           -------     -------
  Net Income .........................................     $ 6,036     $ 5,603
                                                           =======     =======

Earnings Per Share:
  Basic ..............................................     $  1.47     $  1.37
  Diluted ............................................     $  1.44     $  1.34

                        INCOME STATEMENT INFORMATION

                                                          Three Months Ended
                                                         ---------------------
                                                          6/30/04     6/30/03
                                                         ---------   ---------
                                                             (in thousands)

Net Interest Income .................................      $8,767      $7,701
Provision For Loan Losses ...........................         100          75
                                                           ------      ------
  Net Interest Income After Loan Loss Provision .....       8,667       7,626
                                                           ------      ------

Noninterest Income ..................................       1,571       1,517
Noninterest Expense .................................       6,109       5,872
                                                           ------      ------
  Income Before Income Taxes ........................       4,129       3,271
Income Tax Expense ..................................       1,067         761
                                                           ------      ------
  Net Income ........................................      $3,062      $2,510
                                                           ======      ======

Earnings Per Share:
  Basic .............................................      $  .74      $  .62
  Diluted ...........................................      $  .73      $  .60

      This quarterly report contains "forward-looking statements" within the meaning of that term as set forth in Rule 175 of the Securities Act of 1933 and Rule 3b-6 of the Securities Act of 1934. Such statements are generally contained in sentences including the words "may" or "expect" or "could" or "should" or "would" or "believe". The Corporation cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and therefore actual results could differ materially from those contemplated by the forward-looking statements. In addition, the Corporation assumes no duty to update forward-looking statements.

      For more detailed financial information please see the Corporation's Form 10-Q for the quarterly period ended June 30, 2004. The Form 10-Q will be available on or before August 9, 2004 and can be obtained from our Finance Department located at 10 Glen Head Road, Glen Head, New York 11545, or you can access Form 10-Q by going to our website at www.fnbli.com and clicking on "About Us", then clicking on "SEC Filings", and then clicking on "Corporate SEC filings."

                              Visit our website at
                                  www.fnbli.com

Full Service Offices

10 Glen Head Road
Glen Head, NY 11545
(516) 671-4900

7 Glen Cove Road
Greenvale, NY 11548
(516) 621-8811

253 New York Avenue
Huntington, NY 11743
(631) 427-4143

108 Forest Avenue
Locust Valley, NY 11560
(516) 671-2299

711 Fort Salonga Road
Northport, NY 11768
(631) 261-4000

209 Glen Head Road
Old Brookville, NY 11545
(516) 759-9002

310 Merrick Road
Rockville Centre, NY 11570
(516) 763-5533

130 Mineola Avenue
Roslyn Heights, NY 11577
(516) 621-1900

800 Woodbury Road, Suite M
Woodbury, NY 11797
(516) 364-3434

Commercial Banking Offices

30 Orville Drive
Bohemia, NY 11716
(631) 218-2500

60 E. Industry Court
Deer Park, NY 11729
(631) 243-2600

22 Allen Boulevard
Farmingdale, NY 11735
(631) 753-8888

2091 New Highway
Farmingdale, NY 11735
(631) 454-2022

1050 Franklin Avenue
Garden City, NY 11530
(516) 742-6262

536 Northern Boulevard
Great Neck, NY 11021
(516) 482-6666

330 Motor Parkway
Hauppauge, NY 11788
(631) 952-2900

106 Old Country Road
Hicksville, NY 11801
(516) 932-7150

3000 Marcus Avenue
Lake Success, NY 11042
(516) 775-3133

194 First Street
Mineola, NY 11501
(516) 742-1144

200 Jericho Turnpike
New Hyde Park, NY 11040
(516) 328-3100

133 E. Merrick Road
Valley Stream, NY 11580
(516) 825-0202

Manhattan Commercial Banking Offices

232 Madison Avenue
New York, NY 10016
(212) 213-8111

1501 Broadway, Suite 301
New York, NY 10036
(212) 278-0707

225 Broadway, Suite 703
New York, NY 10007
(212) 693-1515

Investment Management Division
800 Woodbury Road, Suite M
Woodbury, NY 11797
(516) 364-3436